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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K
                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  November 7, 1997




                                     SUGEN, INC.
                (Exact name of registrant as specified in its charter)



      Delaware                      0-24814                 13-3629196
(State of jurisdiction)      (Commission File No.)        (IRS Employer
                                                          Identification No.)



                                 351 Galveston Drive
                            Redwood City, California 94063
                (Address of principal executive offices and zip code)



         Registrant's telephone number, including area code:  (650) 306-7700


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Item 5.  Other Events.

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    On November 7, 1997, SUGEN, Inc. (the "Company") announced the public offering of 2,000,000 shares of its Common Stock at a price of $16.00 per share. In addition, the Company granted the underwriters an option to purchase an additional 300,000 shares of Common Stock to cover over-allotments, if any.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

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(a) Financial Statements.

    None.

(b) Pro Forma Financial Information.

    None.

(c) Exhibits.

    99.1 Press Release, titled "SUGEN, Inc. Announces $32 Million Follow-On Offering," dated November 7, 1997.

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                                     SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUGEN, Inc.



Dated:  November 18, 1997                   By: /s/ Christine E. Gray-Smith
                                               -------------------------------
                                                 Christine E. Gray-Smith
                                                 Vice President, Finance
                                                 (Principal Financial Officer)